Press Release October 31, 2019

HollyFrontier Corporation Reports Quarterly Results

•
Reported net income attributable to HollyFrontier stockholders of $261.8 million, or $1.58 per diluted share, and adjusted net income of $278.0 million, or $1.68 per diluted share, for the third quarter

•	Reported EBITDA of $521.7 million and adjusted EBITDA of $523.1 million for the third quarter

•	Returned $259.5 million to shareholders through dividends and share repurchases in the third quarter

Dallas, Texas, October 31, 2019 ‑‑ HollyFrontier Corporation (NYSE:HFC) (“HollyFrontier” or the “Company”) today reported third quarter net income attributable to HollyFrontier stockholders of $261.8 million, or $1.58 per diluted share, for the quarter ended September 30, 2019, compared to $342.5 million, or $1.93 per diluted share, for the quarter ended September 30, 2018.

The third quarter results reflect special items that collectively decreased net income by a total of $16.2 million. These items include a lower of cost or market inventory valuation adjustment that decreased pre-tax earnings by $34.1 million, a RINs cost reduction as a result of the small refinery exemptions granted to our Cheyenne and Woods Cross refineries for the 2018 calendar year of $36.6 million and Sonneborn integration and regulatory costs of $3.9 million. Excluding these items, net income for the current quarter was $278.0 million ($1.68 per diluted share) compared to $350.7 million ($1.98 per diluted share) for the third quarter of 2018, which excludes certain items that collectively decreased net income by $8.3 million for the three months ended September 30, 2018. Total operating expenses for the quarter were $345.6 million compared to $317.2 million for the third quarter of last year.

HollyFrontier’s President & CEO, George Damiris, commented, “HollyFrontier's solid third quarter results were driven by record throughput volumes and healthy gasoline and diesel margins across our refining system. We returned over $259 million to shareholders through dividends and share repurchases, signaling our strong commitment to return free cash flow to our shareholders. We are currently undergoing turnarounds at our El Dorado and Cheyenne refineries and plan to return to normal operations later in the fourth quarter.”

The Refining and Marketing segment reported adjusted EBITDA of $424.6 million compared to $507.2 million for the third quarter of 2018. This decrease was primarily driven by lower product margins and weaker laid-in crude advantage across our refining system which resulted in a consolidated refinery gross margin of $17.23 per produced barrel, a 11% decrease compared to $19.41 for the third quarter of 2018. Crude oil charge averaged 476,030 barrels per day (“BPD”) for the current quarter compared to 441,990 BPD for the third quarter 2018.

Our Lubricants and Specialty Products segment reported EBITDA of $38.0 million, compared to $42.4 million in the prior year, despite improvements in base oil markets. Rack Forward EBITDA was $51.3 million, compared to $57.1 million in the prior year, driven by an unfavorable product sales mix and the impact of macroeconomic headwinds on end markets in the quarter.

Holly Energy Partners, L.P. (“HEP”) reported EBITDA of $123.1 million for the third quarter 2019 compared to $86.9 million in the third quarter of 2018. Third quarter results reflected strong third-party volumes and higher spot revenues on its crude oil pipeline systems in Wyoming and Utah. Reported EBITDA in third quarter 2019 includes a $35.2 million gain on sales-type leases that eliminates on HFC consolidation.

For the third quarter of 2019, net cash provided by operations totaled $441.9 million. During the period, we declared and paid a dividend of $0.33 per share to shareholders totaling $54.5 million and spent $205.0 million in stock repurchases. At September 30, 2019, our cash and cash equivalents totaled $981.9 million, a $67.3 million increase over cash and cash equivalents of $914.6 million at June 30, 2019. Additionally, our consolidated debt was $2,425.2 million. Our debt, exclusive of HEP debt, which is nonrecourse to HollyFrontier, was $993.4 million at September 30, 2019.

The Company has scheduled a webcast conference call for today, October 31, 2019, at 9:30 AM Eastern Time to discuss third quarter financial results. This webcast may be accessed at: https://event.on24.com/wcc/r/2080006/F990110BD66EA00A36965449876CB61F. An audio archive of this webcast will be available using the above noted link through November 14, 2019.

HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier owns and operates refineries located in Kansas, Oklahoma, New Mexico, Wyoming and Utah and markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. In addition, HollyFrontier produces base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and exports products to more than 80 countries. HollyFrontier also owns a 57% limited partner interest and a non-economic general partner interest in Holly Energy Partners, L.P., a master limited partnership that provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HollyFrontier Corporation subsidiaries.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out construction projects, the ability of the Company to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations, the possibility of terrorist and cyber attacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Financial Data (all information in this release is unaudited)

	Three Months Ended September 30,		Change from 2018
	2019	2018	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$4,424,828	$4,770,799	$(345,971)	(7)%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	3,403,767	3,752,234	(348,467)	(9)
Lower of cost or market inventory valuation adjustment	34,062	17,837	16,225	91
	3,437,829	3,770,071	(332,242)	(9)
Operating expenses	345,578	317,196	28,382	9
Selling, general and administrative expenses	87,626	71,130	16,496	23
Depreciation and amortization	127,016	108,885	18,131	17
Total operating costs and expenses	3,998,049	4,267,282	(269,233)	(6)
Income from operations	426,779	503,517	(76,738)	(15)

Other income (expense):
Earnings of equity method investments	1,334	1,114	220	20
Interest income	6,164	5,136	1,028	20
Interest expense	(36,027)	(32,399)	(3,628)	11
Gain on foreign currency transactions	395	281	114	41
Other, net	2,356	741	1,615	218
	(25,778)	(25,127)	(651)	3
Income before income taxes	401,001	478,390	(77,389)	(16)
Income tax expense	103,021	116,258	(13,237)	(11)
Net income	297,980	362,132	(64,152)	(18)
Less net income attributable to noncontrolling interest	36,167	19,666	16,501	84
Net income attributable to HollyFrontier stockholders	$261,813	$342,466	$(80,653)	(24)%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$1.60	$1.95	$(0.35)	(18)%
Diluted	$1.58	$1.93	$(0.35)	(18)%
Cash dividends declared per common share	$0.33	$0.33	$—	—%
Average number of common shares outstanding:
Basic	163,676	175,097	(11,421)	(7)%
Diluted	165,011	176,927	(11,916)	(7)%
EBITDA	$521,713	$594,872	$(73,159)	(12)%
Adjusted EBITDA	$523,082	$612,709	$(89,627)	(15)%

	Nine Months Ended September 30,		Change from 2018
	2019	2018	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$13,104,690	$13,370,462	$(265,772)	(2)%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	10,307,856	10,695,275	(387,419)	(4)
Lower of cost or market inventory valuation adjustment	(150,483)	(192,927)	42,444	(22)
	10,157,373	10,502,348	(344,975)	(3)
Operating expenses	1,010,422	933,699	76,723	8
Selling, general and administrative expenses	260,977	204,469	56,508	28
Depreciation and amortization	375,345	323,605	51,740	16
Goodwill impairment	152,712	—	152,712	—
Total operating costs and expenses	11,956,829	11,964,121	(7,292)	—
Income from operations	1,147,861	1,406,341	(258,480)	(18)

Other income (expense):
Earnings of equity method investments	5,217	4,127	1,090	26
Interest income	17,127	10,660	6,467	61
Interest expense	(106,938)	(97,446)	(9,492)	10
Gain on foreign currency transactions	4,873	5,516	(643)	(12)
Other, net	3,005	3,451	(446)	(13)
	(76,716)	(73,692)	(3,024)	4
Income before income taxes	1,071,145	1,332,649	(261,504)	(20)
Income tax expense	279,862	318,742	(38,880)	(12)
Net income	791,283	1,013,907	(222,624)	(22)
Less net income attributable to noncontrolling interest	79,500	57,843	21,657	37
Net income attributable to HollyFrontier stockholders	$711,783	$956,064	$(244,281)	(26)%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$4.23	$5.42	$(1.19)	(22)%
Diluted	$4.20	$5.37	$(1.17)	(22)%
Cash dividends declared per common share	$0.99	$0.99	$—	—%
Average number of common shares outstanding:
Basic	167,935	175,865	(7,930)	(5)%
Diluted	169,125	177,557	(8,432)	(5)%
EBITDA	$1,456,801	$1,685,197	$(228,396)	(14)%
Adjusted EBITDA	$1,451,864	$1,413,620	$38,244	3%

Balance Sheet Data

	September 30,	December 31,
	2019	2018
	(In thousands)
Cash and cash equivalents	$981,856	$1,154,752
Working capital	$1,827,420	$2,128,224
Total assets	$12,191,328	$10,994,601
Long-term debt	$2,425,234	$2,411,540
Total equity	$6,541,363	$6,459,059

Segment Information

Our operations are organized into three reportable segments, Refining, Lubricants and Specialty Products and HEP. Our operations that are not included in the Refining, Lubricants and Specialty Products and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Eliminations. Corporate and Other and Eliminations are aggregated and presented under Corporate, Other and Eliminations column.

The Refining segment includes the operations of our El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross refineries and HollyFrontier Asphalt Company LLC (“HFC Asphalt”) (aggregated as a reportable segment). Refining activities involve the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel and jet fuel. These petroleum products are primarily marketed in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. HFC Asphalt operates various terminals in Arizona, New Mexico and Oklahoma.

The Lubricants and Specialty Products segment involves Petro-Canada Lubricants Inc.’s (“PCLI”) production operations, located in Mississauga, Ontario, that include lubricant products such as base oils, white oils, specialty products and finished lubricants and the operations of our Petro-Canada Lubricants business that includes the marketing of products to both retail and wholesale outlets through a global sales network with locations in Canada, the United States, Europe and China. Additionally, the Lubricants and Specialty Products segment includes specialty lubricant products produced at our Tulsa refineries that are marketed throughout North America and are distributed in Central and South America, the operations of Red Giant Oil, one of the largest suppliers of locomotive engine oil in North America and the operations of Sonneborn, a producer of specialty hydrocarbon chemicals such as white oils, petrolatums and waxes with manufacturing facilities in the United States and Europe.

The HEP segment involves all of the operations of HEP, a consolidated variable interest entity, which owns and operates logistics assets consisting of petroleum product and crude oil pipelines, terminals, tankage, loading rack facilities and refinery process units in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. The HEP segment also includes a 75% interest in UNEV Pipeline, LLC (an HEP consolidated subsidiary), and a 50% ownership interest in each of Osage Pipeline Company, LLC and Cheyenne Pipeline LLC. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations. Due to certain basis differences, our reported amounts for the HEP segment may not agree to amounts reported in HEP's periodic public filings.

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
Three Months Ended September 30, 2019
Sales and other revenues:
Revenues from external customers	$3,865,399	$529,561	$29,868	$—	$4,424,828
Intersegment revenues	81,571	8,157	106,027	(195,755)	—
	$3,946,970	$537,718	$135,895	$(195,755)	$4,424,828
Cost of products sold (exclusive of lower of cost or market inventory)	$3,177,167	$397,926	$—	$(171,326)	$3,403,767
Lower of cost or market inventory valuation adjustment	$34,062	$—	$—	$—	$34,062
Operating expenses	$276,869	$57,974	$44,924	$(34,189)	$345,578
Selling, general and administrative expenses	$31,707	$43,875	$2,714	$9,330	$87,626
Depreciation and amortization	$76,765	$22,700	$24,121	$3,430	$127,016
Income (loss) from operations	$350,400	$15,243	$64,136	$(3,000)	$426,779
Income before interest and income taxes (1)	$350,400	$15,325	$100,778	$(35,639)	$430,864
Net income attributable to noncontrolling interest	$—	$—	$1,004	$35,163	$36,167
Capital expenditures	$53,506	$8,697	$6,076	$6,310	$74,589

Three Months Ended September 30, 2018
Sales and other revenues:
Revenues from external customers	$4,270,835	$474,260	$25,596	$108	$4,770,799
Intersegment revenues	101,334	1,626	100,188	(203,148)	—
	$4,372,169	$475,886	$125,784	$(203,040)	$4,770,799
Cost of products sold (exclusive of lower of cost or market inventory)	$3,572,593	$359,742	$—	$(180,101)	$3,752,234
Lower of cost or market inventory valuation adjustment	$17,837	$—	$—	$—	$17,837
Operating expenses	$262,010	$40,288	$35,995	$(21,097)	$317,196
Selling, general and administrative expenses	$30,394	$33,514	$2,498	$4,724	$71,130
Depreciation and amortization	$70,793	$11,139	$24,367	$2,586	$108,885
Income (loss) from operations	$418,542	$31,203	$62,924	$(9,152)	$503,517
Income before interest and income taxes	$418,542	$31,262	$64,076	$(8,227)	$505,653
Net income attributable to noncontrolling interest	$—	$—	$751	$18,915	$19,666
Capital expenditures	$47,088	$8,094	$9,541	$5,214	$69,937

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
Nine Months Ended September 30, 2019
Sales and other revenues:
Revenues from external customers	$11,446,841	$1,568,241	$89,388	$220	$13,104,690
Intersegment revenues	244,799	8,157	311,755	(564,711)	—
	$11,691,640	$1,576,398	$401,143	$(564,491)	$13,104,690
Cost of products sold (exclusive of lower of cost or market inventory)	$9,598,539	$1,202,296	$—	$(492,979)	$10,307,856
Lower of cost or market inventory valuation adjustment	$(150,483)	$—	$—	$—	$(150,483)
Operating expenses	$794,081	$170,655	$123,045	$(77,359)	$1,010,422
Selling, general and administrative expenses	$88,322	$125,681	$7,322	$39,652	$260,977
Depreciation and amortization	$227,405	$65,891	$72,192	$9,857	$375,345
Goodwill impairment	$—	$152,712	$—	$—	$152,712
Income (loss) from operations	$1,133,776	$(140,837)	$198,584	$(43,662)	$1,147,861
Income before interest and income taxes (1)	$1,133,776	$(140,518)	$238,910	$(71,212)	$1,160,956
Net income attributable to noncontrolling interest	$—	$—	$3,524	$75,976	$79,500
Capital expenditures	$129,167	$25,887	$23,828	$16,175	$195,057

Nine Months Ended September 30, 2018
Sales and other revenues:
Revenues from external customers	$11,915,797	$1,376,531	$77,799	$335	$13,370,462
Intersegment revenues	284,538	11,884	295,629	(592,051)	—
	$12,200,335	$1,388,415	$373,428	$(591,716)	$13,370,462
Cost of products sold (exclusive of lower of cost or market inventory)	$10,179,509	$1,040,414	$—	$(524,648)	$10,695,275
Lower of cost or market inventory valuation adjustment	$(192,927)	$—	$—	$—	$(192,927)
Operating expenses	$764,415	$125,101	$106,731	$(62,548)	$933,699
Selling, general and administrative expenses	$82,966	$99,425	$8,293	$13,785	$204,469
Depreciation and amortization	$210,957	$30,023	$74,117	$8,508	$323,605
Income (loss) from operations	$1,155,415	$93,452	$184,287	$(26,813)	$1,406,341
Income before interest and income taxes	$1,155,415	$94,377	$188,485	$(18,842)	$1,419,435
Net income attributable to noncontrolling interest	$—	$—	$3,115	$54,728	$57,843
Capital expenditures	$132,050	$23,138	$41,111	$12,779	$209,078

(1) HEP segment includes a $35.2 million gain due to new throughput agreements on specific HEP assets that meet the definition of sales-type leases. This gain is eliminated in HFC consolidation.

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
September 30, 2019
Cash and cash equivalents	$21,443	$170,116	$7,469	$782,828	$981,856
Total assets	$7,321,741	$2,139,092	$2,089,110	$641,385	$12,191,328
Long-term debt	$—	$—	$1,431,869	$993,365	$2,425,234

December 31, 2018
Cash and cash equivalents	$7,236	$80,931	$3,045	$1,063,540	$1,154,752
Total assets	$6,465,155	$1,506,209	$2,142,027	$881,210	$10,994,601
Long-term debt	$—	$—	$1,418,900	$992,640	$2,411,540

Refining Segment Operating Data

The following tables set forth information, including non-GAAP (Generally Accepted Accounting Principles) performance measures about our refinery operations. Refinery gross and net operating margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments and depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	294,380	262,550	257,590	260,150
Refinery throughput (BPD) (2)	307,720	276,560	272,440	274,330
Sales of produced refined products (BPD) (3)	290,930	255,840	260,780	259,890
Refinery utilization (4)	113.2%	101.0%	99.1%	100.1%

Average per produced barrel (5)
Refinery gross margin	$14.61	$16.43	$14.55	$12.99
Refinery operating expenses (6)	5.05	5.48	5.48	5.18
Net operating margin	$9.56	$10.95	$9.07	$7.81

Refinery operating expenses per throughput barrel (7)	$4.77	$5.07	$5.25	$4.90

Feedstocks:
Sweet crude oil	59%	59%	56%	54%
Sour crude oil	21%	21%	23%	24%
Heavy sour crude oil	16%	15%	16%	17%
Other feedstocks and blends	4%	5%	5%	5%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	49%	49%	51%	51%
Diesel fuels	34%	34%	32%	33%
Jet fuels	6%	6%	7%	6%
Fuel oil	1%	1%	1%	1%
Asphalt	4%	4%	3%	3%
Base oils	4%	4%	4%	4%
LPG and other	2%	2%	2%	2%
Total	100%	100%	100%	100%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	106,860	109,560	107,330	109,200
Refinery throughput (BPD) (2)	117,250	117,880	117,660	118,300
Sales of produced refined products (BPD) (3)	116,890	122,210	120,760	120,900
Refinery utilization (4)	106.9%	109.6%	107.3%	109.2%

Average per produced barrel (5)
Refinery gross margin	$18.61	$22.60	$19.35	$17.84
Refinery operating expenses (6)	5.25	4.53	4.90	4.63
Net operating margin	$13.36	$18.07	$14.45	$13.21

Refinery operating expenses per throughput barrel (7)	$5.23	$4.69	$5.03	$4.73

Feedstocks:
Sweet crude oil	22%	28%	21%	31%
Sour crude oil	69%	65%	70%	61%
Other feedstocks and blends	9%	7%	9%	8%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	50%	49%	51%	50%
Diesel fuels	40%	41%	39%	40%
Fuel oil	3%	3%	3%	3%
Asphalt	5%	5%	5%	4%
LPG and other	2%	2%	2%	3%
Total	100%	100%	100%	100%

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	74,790	69,880	78,530	71,000
Refinery throughput (BPD) (2)	81,830	76,120	85,300	78,410
Sales of produced refined products (BPD) (3)	77,680	69,720	77,890	74,850
Refinery utilization (4)	77.1%	72.0%	81.0%	73.2%

Average per produced barrel (5)
Refinery gross margin	$24.97	$24.75	$19.73	$24.95
Refinery operating expenses (6)	11.95	12.80	11.39	11.97
Net operating margin	$13.02	$11.95	$8.34	$12.98

Refinery operating expenses per throughput barrel (7)	$11.34	$11.72	$10.40	$11.42

Feedstocks:
Sweet crude oil	38%	24%	36%	25%
Heavy sour crude oil	30%	44%	33%	44%
Black wax crude oil	23%	24%	23%	22%
Other feedstocks and blends	9%	8%	8%	9%
Total	100%	100%	-	100%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Sales of produced refined products:
Gasolines	54%	54%	53%	56%
Diesel fuels	32%	34%	34%	33%
Fuel oil	4%	2%	4%	3%
Asphalt	5%	7%	5%	5%
LPG and other	5%	3%	4%	3%
Total	100%	100%	100%	100%

Consolidated
Crude charge (BPD) (1)	476,030	441,990	443,450	440,350
Refinery throughput (BPD) (2)	506,800	470,560	475,400	471,040
Sales of produced refined products (BPD) (3)	485,500	447,770	459,440	455,640
Refinery utilization (4)	104.2%	96.7%	97.0%	96.4%

Average per produced barrel (5)
Refinery gross margin	$17.23	$19.41	$16.69	$16.25
Refinery operating expenses (6)	6.20	6.36	6.33	6.15
Net operating margin	$11.03	$13.05	$10.36	$10.10

Refinery operating expenses per throughput barrel (7)	$5.94	$6.05	$6.12	$5.94

Feedstocks:
Sweet crude oil	47%	45%	44%	43%
Sour crude oil	29%	29%	30%	30%
Heavy sour crude oil	14%	16%	15%	17%
Black wax crude oil	4%	4%	4%	4%
Other feedstocks and blends	6%	6%	7%	6%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	50%	50%	51%	52%
Diesel fuels	35%	36%	35%	35%
Jet fuels	4%	3%	4%	3%
Fuel oil	2%	2%	2%	2%
Asphalt	4%	5%	4%	4%
Base oils	2%	2%	2%	2%
LPG and other	3%	2%	2%	2%
Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)
Represents barrels sold of refined products produced at our refineries (including HFC Asphalt) and does not include volumes of refined products purchased for resale or volumes of excess crude oil sold.

(4)	Represents crude charge divided by total crude capacity (“BPSD”). Our consolidated crude capacity is 457,000 BPSD.

(5)
Represents average amount per produced barrel sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(6)	Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by sales volumes of refined products produced at our refineries.
(7) Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by refinery throughput.

Lubricants and Specialty Products Segment Operating Data

We acquired our Sonneborn business on February 1, 2019. For the nine months ended September 30, 2019 our lubricants and specialty product operating results reflect the operations of our Sonneborn business for the period February 1, 2019 through September 30, 2019.

The following table sets forth information about our lubricants and specialty products operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Lubricants and Specialty Products
Throughput (BPD)	23,190	21,410	19,920	20,530
Sales of produced products (BPD)	36,160	31,970	34,740	21,340

Sales of produced products:
Finished products	50%	49%	50%	48%
Base oils	24%	28%	27%	31%
Other	26%	23%	23%	21%
Total	100%	100%	100%	100%

Our Lubricants and Specialty Products segment includes base oil production activities, by-product sales to third parties and intra-segment base oil sales to rack forward, referred to as “Rack Back.” “Rack Forward” includes the purchase of base oils and the blending, packaging, marketing and distribution and sales of finished lubricants and specialty products to third parties. Supplemental financial data attributable to our Lubricants and Specialty Products segment is presented below:

	Rack Back (1)	Rack Forward (2)	Eliminations (3)	Total Lubricants and Specialty Products
	(In thousands)
Three months ended September 30, 2019
Sales and other revenues	$196,355	$477,261	$(135,898)	$537,718
Cost of products sold	$175,976	$357,848	$(135,898)	$397,926
Operating expenses	$27,825	$30,149	$—	$57,974
Selling, general and administrative expenses	$5,862	$38,013	$—	$43,875
Depreciation and amortization	$11,390	$11,310	$—	$22,700
Income (loss) from operations	$(24,698)	$39,941	$—	$15,243
Income (loss) before interest and income taxes	$(24,698)	$40,023	$—	$15,325
EBITDA	$(13,308)	$51,333	$—	$38,025

Three months ended September 30, 2018
Sales and other revenues	$197,226	$424,386	$(145,726)	$475,886
Cost of products sold	$177,748	$327,720	$(145,726)	$359,742
Operating expenses	$26,748	$13,540	$—	$40,288
Selling, general and administrative expenses	$7,439	$26,075	$—	$33,514
Depreciation and amortization	$6,345	$4,794	$—	$11,139
Income (loss) from operations	$(21,054)	$52,257	$—	$31,203
Income (loss) before interest and income taxes	$(21,054)	$52,316	$—	$31,262
EBITDA	$(14,709)	$57,110	$—	$42,401

	Rack Back (1)	Rack Forward (2)	Eliminations (3)	Total Lubricants and Specialty Products
	(In thousands)
Nine months ended September 30, 2019
Sales and other revenues	$486,035	$1,428,786	$(338,423)	$1,576,398
Cost of products sold	$453,519	$1,087,200	$(338,423)	$1,202,296
Operating expenses	$87,970	$82,685	$—	$170,655
Selling, general and administrative expenses	$25,707	$99,974	$—	$125,681
Depreciation and amortization	$32,991	$32,900	$—	$65,891
Goodwill impairment	$152,712	$—	$—	$152,712
Income (loss) from operations	$(266,864)	$126,027	$—	$(140,837)
Income (loss) before interest and income taxes	$(266,864)	$126,346	$—	$(140,518)
EBITDA	$(233,873)	$159,246	$—	$(74,627)

Nine months ended September 30, 2018
Sales and other revenues	$546,300	$1,248,886	$(406,771)	$1,388,415
Cost of products sold	$482,842	$964,343	$(406,771)	$1,040,414
Operating expenses	$82,729	$42,372	$—	$125,101
Selling, general and administrative expenses	$22,146	$77,279	$—	$99,425
Depreciation and amortization	$17,986	$12,037	$—	$30,023
Income (loss) from operations	$(59,403)	$152,855	$—	$93,452
Income (loss) before interest and income taxes	$(59,403)	$153,780	$—	$94,377
EBITDA	$(41,417)	$165,817	$—	$124,400

(1)	Rack Back consists of the PCLI base oil production activities, by-product sales to third parties and intra-segment base oil sales to rack forward.

(2)
Rack Forward activities include the purchase of base oils from rack back and the blending, packaging, marketing and distribution and sales of finished lubricants and specialty products to third parties.

(3)	Intra-segment sales of Rack Back produced base oils to rack forward are eliminated under the “Eliminations” column.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles

Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA excluding special items (“Adjusted EBITDA”) to amounts reported under generally accepted accounting principles (“GAAP”) in financial statements.

Earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, is calculated as net income attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax expense, and (iii) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA plus or minus (i) lower of cost or market inventory valuation adjustments, (ii) goodwill impairment (iii) acquisition integration and regulatory costs, (iv) incremental cost of products sold attributable to our Sonneborn inventory value step-up, (v) RINs cost reduction related to our Cheyenne and Woods Cross small refinery exemptions, (vi) Woods Cross refinery outage damages and (vii) Woods Cross refinery estimated insurance claims on outage damages.

EBITDA and Adjusted EBITDA are not calculations provided for under accounting principles generally accepted in the United States; however, the amounts included in these calculations are derived from amounts included in our consolidated financial statements. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures of other companies. These are presented here because they are widely used financial indicators used by investors and analysts to measure performance. EBITDA and Adjusted EBITDA are also used by our management for internal analysis and as a basis for financial covenants.

Set forth below is our calculation of EBITDA and adjusted EBITDA.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(In thousands)
Net income attributable to HollyFrontier stockholders	$261,813	$342,466	$711,783	$956,064
Add interest expense	36,027	32,399	106,938	97,446
Subtract interest income	(6,164)	(5,136)	(17,127)	(10,660)
Add income tax expense	103,021	116,258	279,862	318,742
Add depreciation and amortization	127,016	108,885	375,345	323,605
EBITDA	$521,713	$594,872	$1,456,801	$1,685,197
Add (subtract) lower of cost or market inventory valuation adjustment	34,062	17,837	(150,483)	(192,927)
Add goodwill impairment	—	—	152,712	—
Add acquisition integration and regulatory costs	3,887	—	20,076	3,595
Add incremental cost of products sold attributable to Sonneborn inventory value step-up	—	—	9,338	—
Subtract RINs cost reduction	(36,580)	—	(36,580)	(96,971)
Add Woods Cross refinery outage damages	—	—	—	24,566
Subtract Woods Cross refinery estimated insurance claims on outage damages	—	—	—	(9,840)
Adjusted EBITDA	$523,082	$612,709	$1,451,864	$1,413,620

EBITDA and Adjusted EBITDA attributable to our Refining segment is presented below:

	Three Months Ended September 30,		Nine Months Ended September 30,
Refining Segment	2019	2018	2019	2018
	(In thousands)
Income from operations (1)	$350,400	$418,542	$1,133,776	$1,155,415
Add depreciation and amortization	76,765	70,793	227,405	210,957
EBITDA	427,165	489,335	1,361,181	1,366,372
Add (subtract) lower of cost or market inventory valuation adjustment	34,062	17,837	(150,483)	(192,927)
Subtract RINs cost reduction	(36,580)	—	(36,580)	(96,971)
Add Woods Cross refinery outage damages	—	—	—	24,566
Subtract Woods Cross refinery estimated insurance claims on outage damages	—	—	—	(9,840)
Adjusted EBITDA	$424,647	$507,172	$1,174,118	$1,091,200

(1) Income from operations of our Refining segment represents income plus (i) interest expense, net of interest income and (ii) income tax provision.

EBITDA and Adjusted EBITDA attributable to our Lubricants and Specialty Products segment is set forth below.

Lubricants and Specialty Products Segment	Rack Back	Rack Forward	Total Lubricants and Specialty Products
	(In thousands)
Three months ended September 30, 2019
Income (loss) before interest and income taxes (1)	$(24,698)	$40,023	$15,325
Add depreciation and amortization	11,390	11,310	22,700
EBITDA	$(13,308)	$51,333	$38,025

Three months ended September 30, 2018
Income (loss) before interest and income taxes (1)	$(21,054)	$52,316	$31,262
Add depreciation and amortization	6,345	4,794	11,139
EBITDA	$(14,709)	$57,110	$42,401

Nine months ended September 30, 2019
Income (loss) before interest and income taxes (1)	$(266,864)	$126,346	$(140,518)
Add depreciation and amortization	32,991	32,900	65,891
EBITDA	$(233,873)	$159,246	$(74,627)
Add goodwill impairment	152,712	—	152,712
Add incremental cost of products sold attributable to Sonneborn inventory value step-up	—	9,338	9,338
Adjusted EBITDA	$(81,161)	$168,584	$87,423

Nine months ended September 30, 2018
Income (loss) before interest and income taxes (1)	$(59,403)	$153,780	$94,377
Add depreciation and amortization	17,986	12,037	30,023
EBITDA	$(41,417)	$165,817	$124,400

(1) Income (loss) from operations of our Lubricants and Specialty Products segment represents income (loss) plus (i) interest expense, net of interest income and (ii) income tax provision.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis. Refinery gross margin per produced barrel sold is total refining segment revenues less total refining segment cost of products sold, exclusive of lower of cost or market inventory valuation adjustments, divided by sales volumes of produced refined products sold. Net operating margin per barrel sold is the difference between refinery gross margin and refinery operating expenses per produced barrel sold. These two margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments or depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income. Other companies in our industry may not calculate these performance measures in the same manner.

Below are reconciliations to our consolidated statements of income for refinery net operating and gross margin and operating expenses, in each case averaged per produced barrel sold. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliation of average refining segment net operating margin per produced barrel sold to refinery gross margin to total sales and other revenues

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(Dollars in thousands, except per barrel amounts)
Consolidated
Net operating margin per produced barrel sold	$11.03	$13.05	$10.36	$10.10
Add average refinery operating expenses per produced barrel sold	6.20	6.36	6.33	6.15
Refinery gross margin per produced barrel sold	$17.23	$19.41	$16.69	$16.25
Times produced barrels sold (BPD)	485,500	447,770	459,440	455,640
Times number of days in period	92	92	273	273
Refining segment gross margin	$769,595	$799,592	$2,093,379	$2,021,333
Subtract rounding	208	(16)	(278)	(507)
Total refining segment gross margin	769,803	799,576	2,093,101	2,020,826
Add refining segment cost of products sold	3,177,167	3,572,593	9,598,539	10,179,509
Refining segment sales and other revenues	3,946,970	4,372,169	11,691,640	12,200,335
Add lubricants and specialty products segment sales and other revenues	537,718	475,886	1,576,398	1,388,415
Add HEP segment sales and other revenues	135,895	125,784	401,143	373,428
Subtract corporate, other and eliminations	(195,755)	(203,040)	(564,491)	(591,716)
Sales and other revenues	$4,424,828	$4,770,799	$13,104,690	$13,370,462

Reconciliation of average refining segment operating expenses per produced barrel sold to total operating expenses

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average operating expenses per produced barrel sold	$6.20	$6.36	$6.33	$6.15
Times produced barrels sold (BPD)	485,500	447,770	459,440	455,640
Times number of days in period	92	92	273	273
Refining segment operating expenses	$276,929	$261,999	$793,954	$764,997
Add (subtract) rounding	(60)	11	127	(582)
Total refining segment operating expenses	276,869	262,010	794,081	764,415
Add lubricants and specialty products segment operating expenses	57,974	40,288	170,655	125,101
Add HEP segment operating expenses	44,924	35,995	123,045	106,731
Subtract corporate, other and eliminations	(34,189)	(21,097)	(77,359)	(62,548)
Operating expenses (exclusive of depreciation and amortization)	$345,578	$317,196	$1,010,422	$933,699

Reconciliation of net income attributable to HollyFrontier stockholders to adjusted net income attributable to HollyFrontier stockholders

Adjusted net income attributable to HollyFrontier stockholders is a non-GAAP financial measure that excludes non-cash lower of cost or market inventory valuation adjustments, goodwill impairment, acquisition integration and regulatory costs, incremental cost of products sold due to Sonneborn inventory value step-up, RINs cost reductions and refinery outage damages and related estimated insurance claims. We believe this measure is helpful to investors and others in evaluating our financial performance and to compare our results to that of other companies in our industry. Similarly titled performance measures of other companies may not be calculated in the same manner.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(In thousands, except per share amounts)
Consolidated
GAAP:
Income before income taxes	$401,001	$478,390	$1,071,145	$1,332,649
Income tax expense	103,021	116,258	279,862	318,742
Net income	297,980	362,132	791,283	1,013,907
Less net income attributable to noncontrolling interest	36,167	19,666	79,500	57,843
Net income attributable to HollyFrontier stockholders	261,813	342,466	711,783	956,064

Non-GAAP adjustments to arrive at adjusted results:
Lower of cost or market inventory valuation adjustment	34,062	17,837	(150,483)	(192,927)
Goodwill impairment	—	—	152,712	—
Acquisition integration and regulatory costs	3,887	—	20,076	3,595
Incremental cost of products sold attributable to Sonneborn inventory value step-up	—	—	9,338	—
RINs cost reduction	(36,580)	—	(36,580)	(96,971)
Woods Cross refinery outage damages	—	—	—	24,566
Woods Cross refinery estimated insurance claims on outage damages	—	—	—	(9,840)
Total adjustments to income before income taxes	1,369	17,837	(4,937)	(271,577)
Adjustment to income tax expense (1)	(14,818)	9,554	(36,553)	(62,386)
Total adjustments, net of tax	16,187	8,283	31,616	(209,191)

Adjusted results - Non-GAAP:
Adjusted income before income taxes	402,370	496,227	1,066,208	1,061,072
Adjusted income tax expense (2)	88,203	125,812	243,309	256,356
Adjusted net income	314,167	370,415	822,899	804,716
Less net income attributable to noncontrolling interest	36,167	19,666	79,500	57,843
Adjusted net income attributable to HollyFrontier stockholders	$278,000	$350,749	$743,399	$746,873
Adjusted earnings per share attributable to HollyFrontier stockholders - diluted (3)	$1.68	$1.98	$4.39	$4.19
Average number of common shares outstanding - diluted	165,011	176,927	169,125	177,557

(1)	Represents adjustment to GAAP income tax expense to arrive at adjusted income tax expense, which is computed as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(In thousands)

Non-GAAP income tax expense (2)	$88,203	$125,812	$243,309	$256,356
Subtract GAAP income tax expense	103,021	116,258	279,862	318,742
Non-GAAP adjustment to income tax expense	$(14,818)	$9,554	$(36,553)	$(62,386)

(2)
Non-GAAP income tax expense is computed by a) adjusting HFC's consolidated estimated Annual Effective Tax Rate (“AETR”) for GAAP purposes for the effects of the above Non-GAAP adjustments b) applying the resulting Adjusted Non-GAAP AETR to Non-GAAP adjusted income before income taxes and c) adjusting for discrete tax items applicable to the period.

(3) Adjusted earnings per share attributable to HollyFrontier stockholders - diluted is calculated as adjusted net income attributable to HollyFrontier stockholders divided by the average number of shares of common stock outstanding assuming dilution.

Reconciliation of effective tax rate to adjusted effective tax rate

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(Dollars in thousands)
GAAP:
Income before income taxes	$401,001	$478,390	$1,071,145	$1,332,649
Income tax expense	$103,021	$116,258	$279,862	$318,742
Effective tax rate for GAAP financial statements	25.7%	24.3%	26.1%	23.9%
Adjusted - Non-GAAP:
Effect of Non-GAAP adjustments	(3.8)%	1.1%	(3.3)%	0.3%
Effective tax rate for adjusted results	21.9%	25.4%	22.8%	24.2%

FOR FURTHER INFORMATION, Contact:

Richard L. Voliva III, Executive Vice President and
Chief Financial Officer
Craig Biery, Director,
Investor Relations
HollyFrontier Corporation
214-954-6510